EXHIBIT 10.6


                          LIMITED STANDSTILL AGREEMENT

     This AGREEMENT (the "Agreement") is made as of the 27th day of January, 2005, by the signatories hereto (each a "Holder"), in connection with his ownership of shares of Trend Mining Company, a Delaware corporation (the "Company").

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

     1.   BACKGROUND.

          a. Holder is the beneficial owner of the amount of shares of the Common Stock, $0.01 par value, of the Company ("Common Stock") designated on the signature page hereto.

          b. Holder acknowledges that the Company has entered into or will enter into agreements with subscribers to the Company's secured convertible promissory notes and warrants (the "Subscribers"), for the sale of an aggregate of up to $1,350,000 of secured convertible promissory notes and warrants to the Subscribers (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to assist the Subscribers in obtaining, an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the end of the Exclusion Period as defined in
Section 9.1(n) of the Subscription Agreement (the "Restriction Period").

     2.   SHARE RESTRICTION.

          a. Holder hereby agrees that during the Exclusion Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

          b. Any subsequent issuance to and/or acquisition of shares or the right to acquire shares by Holder will be subject to the provisions of this Agreement.

          c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or
(iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

                                          HOLDER:


                                          --------------------------------
                                            (Signature of Holder)



                                          J.MICHAEL SHARRATT
                                          -----------------------
                                           (Print Name of Holder)


                                          162,500 SHARES
                                          --------------
                                          Number of Shares of Common Stock
                                          Beneficially Owned

                                          COMPANY:

                                          TREND MINING COMPANY


                                          By:______________________________

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.


                                           HOLDER:


                                           --------------------------------
                                             (Signature of Holder)



                                           JEFFREY M. CHRISTIAN
                                           --------------------
                                             (Print Name of Holder)


                                           205,000 SHARES
                                           --------------
                                           Number of Shares of Common Stock
                                           Beneficially Owned

                                           COMPANY:

                                           TREND MINING COMPANY


                                           By:______________________________

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.


                                           HOLDER:


                                           --------------------------------
                                             (Signature of Holder)



                                           BOBBY E. COOPER
                                           ---------------
                                             (Print Name of Holder)


                                           115,000 SHARES
                                           --------------
                                           Number of Shares of Common Stock
                                           Beneficially Owned

                                           COMPANY:

                                           TREND MINING COMPANY


                                           By:______________________________

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.


                                           HOLDER:


                                           --------------------------------
                                             (Signature of Holder)



                                           THOMAS A. LOUCKS
                                           ----------------
                                             (Print Name of Holder)


                                           550,000 SHARES
                                           --------------
                                           Number of Shares of Common Stock
                                           Beneficially Owned

                                           COMPANY:

                                           TREND MINING COMPANY


                                           By:______________________________

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.


                                           HOLDER:


                                           --------------------------------
                                             (Signature of Holder)



                                           JOHN P. RYAN
                                           ------------
                                             (Print Name of Holder)


                                           1,087,000 SHARES
                                           ----------------
                                           Number of Shares of Common Stock
                                           Beneficially Owned

                                           COMPANY:

                                           TREND MINING COMPANY


                                           By:______________________________

     3.   MISCELLANEOUS.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.


                                           HOLDER:


                                           --------------------------------
                                             (Signature of Holder)



                                           ISHIUNG J. WU
                                           -------------
                                             (Print Name of Holder)


                                           115,000 SHARES
                                           --------------
                                           Number of Shares of Common Stock
                                           Beneficially Owned

                                           COMPANY:

                                           TREND MINING COMPANY


                                           By:______________________________